SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 15, 2008

Date of Report

December 9, 2008

(Date of earliest event reported)

GLANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-147084	83-0506099
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

795 Folsom Street, 1st Floor

San Francisco, CA 94107

 (Address of principal executive offices, including zip code)

(415) 848-3030

(Registrant’s telephone number, including area code)

                                                                                  .

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.01.

On December 9, 2008, the Company’s majority shareholders, Moneca Rayner and Alla Karmazina, entered into certain separate Majority Stock Purchase Agreements (the “Majority Stock Purchase Agreements”) with certain purchasers (the “Majority Purchasers”). Pursuant to the terms of the Majority Stock Purchase Agreements, the Majority Purchasers will transfer total consideration of $25,000 to Ms. Rayner to purchase an aggregate of 2,500,000 shares of common stock of the Company.  Additionally, the Majority Purchasers will transfer total consideration of $25,000 to Ms. Karmazina to purchase an aggregate of 2,500,000 shares of common stock of the Company.

Upon closing of these transactions, a change of control of the Company will occur.  67.5% of the issued and outstanding shares of the Company will be transferred at an average purchase price of $0.01 per share.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

2.01

On December 12, 2008, the Company’s majority shareholders, Moneca Rayner and Alla Karmazina, completed the transaction set forth in the Majority Stock Purchase Agreements with certain Majority Purchasers. Pursuant to the terms of the Majority Stock Purchase Agreements, the Majority Purchasers have transferred $25,000 to Ms. Rayner and $25,000 to Ms. Karmazina to purchase an aggregate of 5,000,000 shares. A change of control of the Company has occurred.  67.5% of the issued and outstanding shares of the Company have been transferred at an average purchase price of $0.01 per share.

ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT

5.01

Pursuant to the transactions completed by the stock purchase agreements described above in Item 2.01, there has been a change in control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

5.02

On December 12, 2008, Moneca Rayner submitted her resignation as President and Chief Executive Officer of the Company, and the Board of Directors accepted her resignation.  Alla Karmazina also submitted her resignation as Secretary, Treasurer, and Principal Accounting Officer of the Company, and the Board of Directors accepted her resignation.

On December 12, Chen Feng was appointed as Chief Executive Officer, Chief Financial Officer and a Director of the Company by the Board of Directors.   Mr. Chen, age 24, is currently the deputy general manager of Shenzhen ZiYunJin Investment Company where he is the head of its investment department. From 2006 to 2007, before joining Shenzhen ZiYunJin, Mr. Chen was the assistant to the general manager and then the manager of business finance of In-Tech Technology Company Limited.  Mr. Chen is an excellent operations manager and excels at business finance and information systems. In 2006, Mr. Chen graduated from Zhejiang Wanli University with a Bachelor’s degree in Business Administration  and Management Information Systems.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The Majority Stock Purchase Agreements are incorporated by reference and attached hereto as Exhibit 2.1, 2.2 and 2.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2008

Glance, Inc.

By:	/s/ Chen Feng
Chen Feng
Director